Equipment (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Equipment
Equipment consists of office equipment, software, furniture and fittings. Changes in equipment balances for the periods presented in this report were as follows:

(In $ millions)	Cost	Accumulated depreciation	Net book value
January 1, 2019	34	(5)	29
Additions	4	—	4
Depreciation	—	(10)	(10)
December 31, 2019	38	(15)	23
Additions	1	—	1
Depreciation	—	(5)	(5)
December 31, 2020	39	(20)	19